Other Financial Statement Disclosures	3 Months Ended
Mar. 31, 2019
Other Financial Statement Disclosures [Abstract]
Other Financial Statement Disclosures
Other Financial Statement Disclosures
Accounts Receivable – The following table sets forth the components of Receivables - trade and other (in millions):

	March 31, 2019	December 31, 2018
Trade	$184.3	$231.7
Income tax	15.8	12.0
Other	7.3	7.5
Total Receivables - trade and other	$207.4	$251.2

Accrued Liabilities – The following table sets forth the components of Accrued liabilities (in millions):

	March 31, 2019	December 31, 2018
Pension and other postretirement benefits	$15.8	$16.8
Compensation and related employee costs	37.3	45.0
Interest	39.6	34.0
Income taxes	6.2	7.1
Current lease liability	3.5	—
Other	13.3	10.5
Total Accrued liabilities	$115.7	$113.4

Long-term Debt – Long-term debt consisted of the following (in millions):

	March 31, 2019	December 31, 2018
7.875% Senior Notes, due August 2019 ($201.4 million principal amount; 8.0% effective rate)	$201.3	$201.2
4.875% Senior Notes, due June 2022 ($620.8 million principal amount; 4.7% effective rate)	623.5	623.8
4.75% Senior Notes, due January 2024 ($398.1 million principal amount; 4.8% effective rate)	396.4	396.3
7.375% Senior Notes, due June 2025 ($500 million principal amount; 7.4% effective rate)	497.9	497.8
5.4% Senior Notes, due December 2042 ($400 million principal amount; 5.4% effective rate)	395.4	395.3
5.85% Senior Notes, due January 2044 ($400 million principal amount; 5.9% effective rate)	396.5	396.5
Total carrying value	$2,511.0	$2,510.9
Current portion (1)	201.3	201.2
Carrying value, less current portion	$2,309.7	$2,309.7
(1) Current portion of long-term debt at March 31, 2019 and December 31, 2018 included the 7.875% Senior Notes due in August 2019.

Credit Facility
On May 22, 2018, the Company amended and restated its Existing Credit Agreement, which permitted, among other things, entry into the New Credit Agreement and a non-pro rata commitment reduction (the "Commitment Reduction") for each lender under the Existing Credit Agreement who became a lender under the New Credit Facility. The Existing Credit Agreement further provided for, among other things; (i) the reduction of the Existing Credit Agreement's letter of credit subfacility to $0, (ii) the Commitment Reduction and (iii) the resignation of Wells Fargo as administrative agent and appointment of Wilmington Trust, National Association, as successor administrative agent under the Existing Credit Agreement. The Commitment Reduction resulted in the lenders under the New Credit Facility having no commitments under the Existing Credit Facility and reduced the aggregate principal amount of commitments under the Existing Credit Facility to $310.7 million. Of the $310.7 million of availability under the Existing Credit Facility, $60.0 million of the availability matured on January 23, 2019, $150.7 million of the availability matures on January 23, 2020, and the remaining $100.0 million of the availability matures on January 23, 2021. Availability under the Existing Credit Facility was $250.7 million at March 31, 2019 as no amounts were drawn.
Advances under the Existing Credit Facility bear interest at LIBOR or base rate as specified in the Existing Credit Agreement plus an applicable margin, which is dependent upon the Company's credit ratings. The applicable margins for LIBOR and base rate advances range from 1.125% - 2.0% and 0.125% - 1.0%, respectively. The Company is also required to pay a commitment fee on undrawn amounts of the Existing Credit Facility, which ranges from 0.125% to 0.35%, depending on the Company's credit ratings.
Availability under the New Credit Facility is $955.0 million, which matures on May 22, 2023, provided; however, that if the Company's 2022 Notes are not refinanced in full on or prior to February 1, 2022, the maturity date will be February 1, 2022. The New Credit Agreement currently provides for a swingline subfacility in the amount of $50 million, and a letter of credit subfacility in the amount of $129 million, with the ability to increase such amounts (subject to certain lenders agreeing to become issuers of letters of credit following the closing date). Borrowings under the New Credit Facility may be used for working capital and other general corporate purposes. The New Credit Agreement also includes restrictions on borrowings if, after giving effect to any such borrowings and the application of the proceeds thereof, the aggregate amount of the Company’s cash-on-hand, subject to certain exceptions, would exceed $200 million. As of March 31, 2019, no amounts were outstanding and $6.9 million in letters of credit had been issued under the New Credit Facility leaving remaining availability of $948.1 million.
Subject to the successful procurement of additional commitments from new or existing lenders, borrower may elect to increase the maximum amount available under the New Credit Facility from $955.0 million by an additional amount not to exceed $250 million.

Revolving borrowings under the New Credit Facility bear interest, at the Company's option, at either (a) the sum of LIBOR plus a margin ranging between 2.75% to 4.25%, depending on the credit rating of the Company, or (b) the sum of a base rate specified in the New Credit Agreement, plus a margin ranging between 1.75% to 3.25%, depending on the credit rating of the Company. The Company is also required to pay a commitment fee on undrawn amounts of the New Credit Agreement, which ranges from 0.375% to 0.7% depending on the Company's credit rating.

In connection with the closing of the Transaction with Ensco on April 11, 2019, (see Note 1) the Company terminated the Existing Credit Agreement and the New Credit Agreement as well as all outstanding commitments under the Existing Credit Facility and New Credit Facility.

Supplemental Cash Flow Information – Accrued capital expenditures, which are excluded from capital expenditures in the Condensed Consolidated Statements of Cash Flows until settlement, totaled $27.1 million and $17.0 million at March 31, 2019 and 2018, respectively.
On January 5, 2018, the Company purchased two 2013 Le Tourneau Super 116E jack-up rigs, the Bess Brants and Earnest Dees, formerly, P-59 and P-60, respectively, which were both delivered new into service in 2013, in a public auction from a subsidiary of Petroleo Brasileiro S.A. (“Petrobras”). The purchase price was $38.5 million per unit, or an aggregate $77.0 million, of which $7.7 million was paid as a deposit in December 2017. The remaining balance of $69.3 million as well as $1.5 million in transaction costs were paid in January 2018.
Income Taxes– In accordance with US GAAP for interim reporting, the Company has historically estimated its full-year effective tax rate and applied this rate to ordinary income or loss for the reporting period. The Company has determined that since small changes in estimated ordinary income would result in significant changes in the estimated annual effective tax rate this historical method would not provide reliable results for the three months ended March 31, 2019. Therefore, a discrete year-to-date method of reporting was used for the three months ended March 31, 2019. The Company provides for income taxes based upon the tax laws and rates in effect in the countries in which it conducts operations. The amounts of the provisions are impacted by such laws and rates and the availability of deductions, credits and other benefits in each of the various jurisdictions. Overall effective tax rate may, therefore, vary considerably from quarter to quarter and from year to year based on the actual or projected location of operations, levels of income, intercompany gains or losses, and other factors.
The effective tax rate for the three months ended March 31, 2019, was (6.5)% as a result of a tax provision on a pre-tax loss, compared to (5.9)% as a result of a tax provision on a pre-tax loss for the comparable period ended March 31, 2018.
The Company has not provided deferred income taxes on certain undistributed earnings of non-U.K. subsidiaries. If facts and circumstances cause a change in expectations regarding future tax consequences, the resulting tax impact could have a material effect on the Company's consolidated financial statements.